UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-012

THE PRUDENTIAL SERIES FUND

PRUDENTIAL’S GIBRALTAR FUND, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE PRUDENTIAL SERIES FUND

PRUDENTIAL’S GIBRALTAR FUND, INC.

655 Broad Street

Newark, New Jersey 07102

November 6, 2017

Dear Contract Owner:

Enclosed is a notice and proxy statement relating to a Joint Special Meeting of Shareholders (the “Meeting”) of each portfolio of The Prudential Series Fund (“PSF”) and Prudential’s Gibraltar Fund, Inc. (“GIB”, and together with PSF, the “Funds”). GIB and each series of PSF is referred to as a “Portfolio” and they are referred to collectively as the “Portfolios.” The Meeting is scheduled to be held at the offices of PGIM Investments LLC, located at 655 Broad Street, 17th Floor, Newark, New Jersey.

At the Meeting, shareholders will be asked to approve the proposals described below:

1.	To elect or re-elect nine nominees to serve on the Boards of Trustees/Directors of the Funds (together, the “Board”);

2.	To approve a policy to permit the investment manager of the Funds to enter into or make material changes to Portfolio subadvisory agreements with wholly-owned subadvisers without shareholder approval; and

3.	To designate the investment objective of each Portfolio as a non-fundamental policy, so that it may be changed by the Board without a shareholder vote.

The Board has unanimously approved the proposals identified above and recommends that you vote “FOR” each of them. Although the Board has determined that the proposals are in your best interest, the final decision is yours.

As an owner of a variable annuity, life or other insurance contract or policy that participates in the Portfolios as of the close of business on September 22, 2017, you are entitled to instruct the insurance company that issued your contract or policy how to vote the applicable Portfolio shares. The attached notice and proxy statement concerning the Meeting describe the matters to be considered at the Meeting.

You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your voting instructions by completing, dating, signing, and returning the enclosed voting instruction card(s) in the accompanying return envelope at your earliest convenience or by providing your voting instructions by telephone or over the Internet by following the enclosed instructions. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting. You may submit your voting instructions in person, even though you may have already returned a voting instruction card or submitted your voting instructions by telephone or over the Internet. Please respond promptly in order to save additional costs of solicitation and in order to make sure you are represented.

Sincerely,

Timothy Cronin

President

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND

AND VOTE ON THE PROPOSALS

Please read the enclosed proxy statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals.

Q1. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. As the owner of a variable annuity, life or other insurance contract or policy (a “contract owner”), you have instructed your insurance company to allocate your account value into one or more of the portfolios of The Prudential Series Fund (“PSF”) and Prudential’s Gibraltar Fund, Inc. (“GIB”, and together with PSF, the “Funds”). GIB and each series of PSF is referred to as a “Portfolio” and they are referred to collectively as the “Portfolios.” As is further explained below, the Funds are seeking shareholder consideration and approval of three important proposals. Under the federal securities laws, you have the right to instruct your insurance company how to vote the shares of a Fund on any shareholder proposal. You are being asked to provide voting instructions to your insurance company on these proposals.

Q2. WILL THE PROPOSED CHANGES RESULT IN HIGHER FEES OR EXPENSES?

A. No.

Q3. WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

A. The purpose of the proxy is to ask you to vote on three issues:

•	Proposal 1: To elect or re-elect nine nominees to serve on the Boards of Trustees/Directors of the Funds (together, the “Board”);

•	Proposal 2: To approve a policy to permit the investment manager of the Funds to enter into or make material changes to Portfolio subadvisory agreements with wholly-owned subadvisers without shareholder approval; and

•	Proposal 3: To designate the investment objective of each Portfolio as a non-fundamental policy, so that it may be changed by the Board without a shareholder vote.

Q4. HAS THE BOARD APPROVED THE PROPOSALS?

A. Yes. The Board has unanimously approved the proposals and recommends that you vote to approve them.

Q5. WHY IS IT IMPORTANT TO ELECT TRUSTEES/DIRECTORS?

A. The federal securities laws generally require that at least two-thirds of the board members of a mutual fund be elected by shareholders. Following the anticipated retirement of one of the current Board members who was previously elected by shareholders, less than two-thirds of the Board members will have been elected by shareholders. Any person nominated to fill the resulting vacancy (or any other new vacancy) would have to be elected by shareholders. Accordingly, in order to assure the continuity and uninterrupted functioning of the Board and to allow the Board to appoint new members in the future as circumstances and conditions may warrant, the Board believes that it is appropriate for shareholders to elect or re-elect all of the remaining current Board members as well as an individual nominated to serve on the Board for the first time.

Q6. WHY IS THE INVESTMENT MANAGER SEEKING AUTHORITY TO ENTER INTO OR MAKE MATERIAL CHANGES TO SUBADVISORY AGREEMENTS WITH WHOLLY-OWNED SUBADVISERS?

A. PGIM Investments LLC, the investment manager of the Funds (“PGIM Investments” or the “Manager”), and the Board believe that it is in the best interests of the Portfolios and their shareholders to permit the Manager to enter into subadvisory agreements with wholly-owned subadvisers, subject to Board approval, but without shareholder approval. If approved, the expanded “manager of managers” arrangement (which currently only covers unaffiliated subadvisers) would permit the Portfolios to use wholly-owned subadvisers more efficiently and cost-effectively.

Q7. DOES DESIGNATING THE INVESTMENT OBJECTIVES AS NON-FUNDAMENTAL MEAN THAT THE PORTFOLIOS’ INVESTMENT OBJECTIVES WILL BE CHANGED?

A. No. There is no present intention to change the investment objectives of the Portfolios. The designation of each Portfolio’s investment objective as non-fundamental would simply give the Board additional flexibility to make changes to investment objectives that the Board deems appropriate in the future in response to market conditions and other factors, without shareholder approval, allowing the Portfolios to more quickly respond to changing market or other conditions, as well as avoiding the delays and expenses associated with seeking shareholder approval. If the proposal is approved, Board approval and advance notification to shareholders would continue to be required before any investment objective could be changed.

Q8. WHO IS PAYING FOR THE COSTS OF THIS PROXY STATEMENT?

A. The costs of solicitation of shareholder proxies, including printing, postage, voting tabulation and other proxy-related expenses will be shared by the Portfolios and by PGIM Investments and its affiliates. The Portfolios will bear 75% of the costs, with PGIM Investments and/or its affiliates bearing 25% of the costs.

Q9. DOES MY VOTE MAKE A DIFFERENCE?

A. Yes. Even if you have account value allocated to very few shares, you can help the Portfolios receive enough votes to act on the proposals by providing your voting instructions as soon as possible.

Q10. HOW MANY SHARES AM I ENTITLED TO SUBMIT VOTING INSTRUCTIONS FOR?

A. As a contract owner, you are entitled to give your voting instructions equivalent to one vote for each full share and a fractional vote for each fractional share related to your indirect investment in each Portfolio as of the record date. The record date is September 22, 2017.

Q11. WHEN WILL THE SHAREHOLDER MEETING TAKE PLACE?

A. The shareholder meeting (the “Meeting”) is scheduled to take place on December 14, 2017 at 10:00 a.m. Eastern Time.

Q12. HOW DO I VOTE?

A. Your vote is very important. You can vote in the following ways:

•	Attending the Meeting to be held at the offices of PGIM Investments, 655 Broad Street, Newark, New Jersey 07102 and submitting your voting instructions;

•	Completing and signing the enclosed voting instruction card(s), and mailing it in the enclosed postage paid envelope. Voting instruction cards must be received by the day before the Meeting, which is scheduled for December 14, 2017 at 10:00 a.m. Eastern Time;

•	Calling toll-free at 800-690-6903. Voting instructions submitted by telephone must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting; or

•	Going to www.proxyvote.com. Voting instructions submitted over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting.

Q13. HOW CAN I CHANGE MY VOTING INSTRUCTIONS?

A. Previously submitted voting instructions may be revoked or changed by any of the voting methods described above, subject to the voting deadlines also discussed above.

Q14. CAN THE PROXY STATEMENT BE VIEWED ONLINE?

A. Yes. The proxy statement can be viewed at www.prudential.com/variableinsuranceportfolios.

Q15. WHAT IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

A. If you require assistance or have any questions regarding the proxy statement, please call 1-800-752-6342 between the hours of 8:00 a.m. and 7:00 p.m. Eastern Time Monday-Thursday, and 8:00 a.m. and 6:00 p.m. Eastern Time on Fridays.

THE PRUDENTIAL SERIES FUND

PRUDENTIAL’S GIBRALTAR FUND, INC.

655 Broad Street

Newark, New Jersey 07102

NOTICE OF JOINT SPECIAL

MEETINGS OF SHAREHOLDERS

TO BE HELD ON

December 14, 2017

To the Contract Owners:

NOTICE IS HEREBY GIVEN that a Joint Special Meeting of Shareholders of each portfolio of The Prudential Series Fund (“PSF”) and Prudential’s Gibraltar Fund, Inc. (“GIB”, and together with PSF, the “Funds”) will be held on December 14, 2017 at 10:00 a.m. Eastern Time at the offices of PGIM Investments LLC, located at 655 Broad Street, 17th Floor, Newark, New Jersey (the “Meeting”). GIB and each series of PSF is referred to as a “Portfolio” and they are referred to collectively as the “Portfolios.” You are receiving this proxy statement because you have an interest in one or more of the Portfolios as of September 22, 2017. The purpose of the Meeting is to consider and act upon the matters described below:

1.	To elect or re-elect nine nominees to serve on the Boards of Trustees/Directors of the Funds (together, the “Board”). (Each Fund)

2.	To approve a policy to permit the investment manager of the Funds to enter into or make material changes to Portfolio subadvisory agreements with wholly-owned subadvisers without shareholder approval. (Each Portfolio)

3.	To designate each Portfolio’s investment objective as a non-fundamental policy, so that it may be changed by the Board without a shareholder vote. (Each Portfolio)

4.	To transact such other business that may properly come before the Meeting and any adjournments thereof.

Your Board has unanimously approved and recommends that you vote in favor of the proposals.

Please note that owners of variable annuity, life or other insurance contracts or policies (“Contract owners”) who have allocated account value to separate accounts investing in one or more of the Portfolios may instruct their insurance company how to vote the shares related to their investment. Contract owners should consider themselves shareholders for purposes of these proxy materials.

You should read the proxy statement attached to this notice prior to completing your voting instruction card(s). The record date for determining the number of shares outstanding, the shareholders entitled to vote and the Contract owners entitled to provide voting instructions at the Meeting and any adjournments or postponements thereof has been fixed as the close of business on September 22, 2017. If you had an interest in any Portfolio as of the record date, you are entitled to give voting instructions. If you attend the Meeting, you may give your voting instructions in person.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR VOTING INSTRUCTION CARD(S) PROMPTLY.

Regardless of whether you plan to attend the Meeting, you should give voting instructions by promptly completing, dating, signing, and returning the enclosed voting instruction card(s) in the enclosed postage-paid envelope. You also can provide voting instructions by telephone or over the Internet by following the instructions appearing on the enclosed voting instruction card(s). Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting. If you are present at the Meeting, you may submit or change your voting instructions, if desired, at that time.

By order of the Board,

Deborah A. Docs

Secretary

Dated: November 6, 2017

THE PRUDENTIAL SERIES FUND

PRUDENTIAL’S GIBRALTAR FUND, INC.

VOTING INFORMATION

FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS

OF THE PRUDENTIAL SERIES FUND AND

PRUDENTIAL’S GIBRALTAR FUND, INC.

TO BE HELD ON DECEMBER 14, 2017

Dated: NOVEMBER 6, 2017

GENERAL

This voting information is being furnished by the insurance companies using portfolios of The Prudential Series Fund (“PSF”) and Prudential’s Gibraltar Fund, Inc. (“GIB”, and together with PSF, the “Funds”) as investment options under their variable annuity, life or other insurance contracts or policies (“Contracts”) (each, an “Insurance Company” and together, the “Insurance Companies”) to Contract owners who, as of September 22, 2017 (the “Record Date”), had account values allocated to the sub-accounts of one or more separate accounts of the Insurance Companies (the “Separate Accounts”) that invest in shares of one or more of the portfolios of The Prudential Series Fund (“PSF”) and Prudential’s Gibraltar Fund, Inc. (“GIB”, and together with PSF, the “Funds”). GIB and each series of PSF is referred to as a “Portfolio” and they are referred to collectively as the “Portfolios.”

Each Insurance Company is required to offer Contract owners the opportunity to instruct it, as the record owner of all of the shares of common stock or beneficial interest in the Portfolios (the “Shares”) held by its Separate Accounts, as to how the Insurance Company should vote on the proposals (the “Proposals”) that will be considered at the Joint Special Meeting of Shareholders referred to in the preceding notice and at any adjournments or postponements thereof (the “Meeting”). The enclosed proxy statement, which you should retain for future reference, sets forth concisely the information about the Proposals that a Contract owner should know before completing the enclosed voting instruction card(s).

This voting information and the accompanying voting instruction card(s) are being mailed to Contract owners on or about November 6, 2017.

HOW TO INSTRUCT AN INSURANCE COMPANY

To instruct an Insurance Company as to how to vote the Shares held in its Separate Accounts, Contract owners are asked to promptly complete their voting instructions on the enclosed voting instruction card(s); and sign, date and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contract owners also may provide voting instructions by telephone or over the Internet, as set out in the voting instruction card(s). Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting.

If a voting instruction card is not marked to indicate voting instructions for each Proposal but is signed, dated and timely returned, it will be treated as an instruction to vote the Shares in favor of the unmarked Proposal.

The number of Shares held in the sub-account of a Separate Account corresponding to a Portfolio for which a Contract owner may provide voting instructions was determined as of the Record Date by dividing (i) the Contract’s account value allocable to that sub-account by (ii) the net asset value of one Share of the corresponding Portfolio. Each whole share is entitled to one vote as to each matter with respect to which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. At any time prior to an Insurance Company’s voting at the Meeting, a Contract owner may revoke his or her voting instructions by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or over the Internet, or appearing and submitting your voting instructions in person at the Meeting.

HOW AN INSURANCE COMPANY WILL VOTE

Each Insurance Company will vote the Shares for which it receives timely voting instructions from Contract owners in accordance with those instructions. Shares in each sub-account of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the applicable Proposal. Shares in each sub-account of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives no timely voting instructions from Contract owners, or that are attributable to amounts retained by an Insurance Company, will be voted by the Insurance Company either “FOR” or “AGAINST” approval of the Proposals, or as an abstention, in the same proportion as the Shares for which Contract owners have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contract owners could determine whether a Proposal is approved.

OTHER MATTERS

The Insurance Companies are not aware of any matters, other than the specified Proposals, to be acted on at the Meeting. If any other matters come before the Meeting, an Insurance Company will vote the Shares upon such matters in its discretion. Voting instruction cards may be solicited by employees of PGIM Investments LLC, the investment manager of the Funds, or its affiliates as well as officers and agents of the Funds. The principal solicitation will be by mail and electronic delivery but voting instructions may also be solicited by telephone, fax, personal interview, or over the Internet.

It is expected that the presence at the Meeting of the Insurance Companies will be sufficient to constitute a quorum. If the vote required to approve or reject a Proposal is not obtained at the Meeting, the officers of the Funds may propose one or more adjournments of the Meeting in accordance with applicable law and the Funds’ governing documents to permit further solicitation of voting instructions.

It is important that you vote. Please promptly mark your voting instructions on the enclosed voting instruction card(s); then sign, date and mail the voting instruction card(s) in the accompanying postage-paid envelope. You may also provide your voting instructions by telephone or over the Internet by following the instructions set forth on the voting instruction card(s). Voting instructions submitted by telephone or over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting. You may also attend the Meeting in person and submit your voting instructions.

THE PRUDENTIAL SERIES FUND

PRUDENTIAL’S GIBRALTAR FUND, INC.

655 Broad Street

Newark, New Jersey 07102

PROXY STATEMENT DATED NOVEMBER 6, 2017

Joint Special Meetings of Shareholders

to Be Held on December 14, 2017

This proxy statement relates to the solicitation by the Boards of Trustees/Directors (together, the “Board”) of The Prudential Series Fund (“PSF”) and Prudential’s Gibraltar Fund, Inc. (“GIB”, and together with PSF, the “Funds”) of proxies for the Joint Special Meeting of Shareholders of the Funds (the “Meeting”) to be held at 655 Broad Street, 17th Floor, Newark, New Jersey 07102 on December 14, 2017 at 10:00 a.m., Eastern Time, or any adjournment(s) or postponement(s) thereof.

This proxy statement is being furnished to owners of variable annuity, life or other insurance contracts or policies (the “Contracts”) issued by insurance companies (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of September 22, 2017 (the “Record Date”), had account values allocated to the sub-accounts of an Insurance Company’s separate account or accounts (the “Separate Accounts”) that invest in shares of one or more portfolios of the Funds. GIB and each series of PSF is referred to as a “Portfolio” and they are referred to collectively as the “Portfolios.”

Owners of the Contracts (“Contract owners”) are being provided the opportunity to instruct the applicable Insurance Company to approve the proposals contained in this proxy statement in connection with the solicitation by the Boards of Trustees/Directors of the Funds of proxies for the Meeting. This proxy statement is also being furnished to the Insurance Companies as the record owners of shares.

Each Fund is an open-end, management investment company registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). PSF is organized as a Delaware statutory trust. GIB is organized as a Maryland corporation. PSF, as a trust, has a board of trustees. GIB, as a corporation, has a board of directors. Directors and trustees serve the same oversight role. PSF is organized as a series-type Company, and is comprised of 17 separate series (commonly referred to as portfolios). GIB consists of a single portfolio.

Shares of common stock of GIB, as well as shares of beneficial interest of each series of PSF, are referred to herein as “Shares.” The Insurance Companies are the shareholders of record of the Shares. Because Contract owners are being asked to provide voting instructions to the Insurance Companies, Contract owners should consider themselves shareholders for purposes of these proxy materials. The Funds’ Boards of Directors/Trustees are referred to herein as the “Board” and its members may be referred to herein as “Board Members,” “Directors” or “Trustees.”

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on December 14, 2017

This proxy statement, which you should retain for future reference, contains important information regarding the proposals that you should know before providing voting instructions. Additional information about the Funds has been filed with the SEC and is available upon oral or written request. This proxy statement will be available at www.prudential.com/variableinsuranceportfolios on or about November 6, 2017. Distribution of this proxy statement to the Insurance Companies and to Contract owners is scheduled to begin on or about November 6, 2017. It is expected that one or more representatives of each Insurance Company will attend the Meeting in person or by proxy and will vote Shares held by the Insurance Company in accordance with voting instructions received from its Contract owners and in accordance with voting procedures established by the Funds.

PGIM Investments LLC (“PGIM Investments” or the “Manager”), 655 Broad Street, Newark, New Jersey 07102, serves as the investment manager of each Portfolio pursuant to management agreements with each Fund. Prudential Investment Management Services LLC (“PIMS”), 655 Broad Street, Newark, New Jersey 07102, an affiliate of the Manager, is the principal underwriter of each PSF Portfolio’s Shares. In addition, the investment subadvisers listed in Exhibit A (each, a “Subadviser” and collectively, the “Subadvisers”) serve as investment subadvisers of the Portfolios.

Contract owners who have allocated account values to one or more Portfolios as of the close of business on the Record Date are entitled to give voting instructions at the Meeting. Additional information regarding outstanding Shares, submitting your voting instruction card(s) and attending the Meeting is included at the end of this proxy statement in the section entitled “Voting Information.”

PROPOSAL No. 1

TO ELECT BOARD MEMBERS

The Board has nominated the nine individuals identified below for election to the Board (the “Nominees”). Pertinent information about each Nominee is set forth below. Each Nominee, except Stephen M. Chipman, currently serves as a Board Member for each of the Funds and Advanced Series Trust, which together comprise the Prudential insurance mutual fund complex.

The Board is currently composed of nine Board Members, one of whom is an “interested person” (as defined in the 1940 Act) of the Funds (the “Interested Board Member”) and eight of whom are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Board Members”). The last time that shareholders of each Fund elected Board Members was in 2011. Since that time, as a result of retirements and subsequent appointments of new Board Members, six of the nine current Board Members have been previously elected by shareholders.

Section 16 of the 1940 Act effectively requires that at least two-thirds of the members of a mutual fund’s board be elected by shareholders immediately after the board’s appointment of a new director. In addition, there must be a majority of shareholder-elected board members on the board. One of the current Independent Board Members who was previously elected by shareholders, Delayne Dedrick Gold, is expected to retire at the end of 2017 in accordance with each Fund’s retirement policy. The appointment of a new Board Member by the Board to fill the resulting vacancy would not be permissible because, after such appointment, only five of the nine Board members would have been elected by shareholders, and, thus, less than two-thirds of the Board Members would have been elected by shareholders. As a result, in order to fill the anticipated vacancy on the Board, the Board recently nominated Mr. Chipman for election to serve as a new Independent Board Member of the Funds, effective January 1, 2018. In addition, in order to ensure the continuity and uninterrupted functioning of the Board in compliance with the 1940 Act, and to allow the Board to appoint new members in the future as circumstances and conditions may warrant, the Board believes that it is appropriate for shareholders to elect the remaining current Board Members. By electing the Nominees, the Board will have the flexibility necessary to appoint new members in the future in compliance with the requirements of the 1940 Act.

If all of the Nominees are elected by shareholders, the Board will continue to be composed of one Interested Board Member and eight Independent Board Members. Timothy S. Cronin would continue to be an Interested Board Member because he serves (and would continue to serve) in a senior management position with the Manager and/or its affiliates.

If elected, each Nominee will hold office until the earlier to occur of: (a) the next meeting of shareholders of a Fund at which Board Members are elected and until his or her successor is elected and qualified; (b) until his or her term expires in accordance with a Fund’s retirement policy; or (c) until he or resigns or is removed as permitted by law or otherwise pursuant to a Fund’s governing documents. Each Fund’s retirement policy generally calls for the retirement of Board Members on December 31 of the year in which they reach the age of 78. However, the Governance Committee of the Board may recommend to the Board the extension of a Board Member’s service for a one-year term, which the Board can continue to renew annually for additional one-year periods.

Any Board Member may be removed by the holders of not less than two-thirds of a Fund’s outstanding Shares. In the event of a vacancy on the Board, the remaining Board Members intend to fill such vacancy by appointing another Board Member, so long as immediately after such appointment, at least two-thirds of the Board Members have been elected by shareholders. It is expected that the Board will meet at least 12 times a year at regularly scheduled meetings.

Each of the Nominees has consented to being named in this proxy statement, and has indicated a willingness to serve (or continue to serve) if elected or re-elected. None of the Nominees is related to another.

The name, age, current Board position, business experience and address of each Independent Board Member Nominee and the Interested Board Member Nominee, as well as information regarding their service on the boards of other mutual funds in the Prudential mutual fund complex, is as follows:

INDEPENDENT BOARD MEMBER NOMINEES

Susan Davenport Austin* (50) | Director/Trustee | Since 2011

Principal Occupation(s) During Past 5 Years: Senior Managing Director of Brock Capital (Since 2014); formerly, Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly, Vice President, Goldman, Sachs & Co. (2000-2001); formerly, Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly, Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); Presiding Director (Since 2014) and Chairman (2011-2014) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).

Number of Portfolios in Fund Complex† Overseen by Nominee: 107

Other Directorships Held by Nominee**: Director of NextEra Energy Partners, LP (NYSE:NEP) (February 2015-Present)

Sherry S. Barrat* (67) | Director/Trustee | Since 2013

Principal Occupation(s) During Past 5 Years: Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly, President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly, Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly, President & CEO, Palm Beach/Martin County Region, Northern Trust.

Number of Portfolios in Fund Complex† Overseen by Nominee: 107

Other Directorships Held by Nominee**: Director of NextEra Energy, Inc. (NYSE:NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).

Jessica M. Bibliowicz* (57) | Director/Trustee | Since 2015

Principal Occupation(s) During Past 5 Years: Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Director (2013-2016) of

Realogy Holdings Corp. (residential real estate services); formerly, Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).

Number of Portfolios in Fund Complex† Overseen by Nominee: 107

Other Directorships Held by Nominee**: Director of The Asia-Pacific Fund, Inc. (since 2006); Sotheby’s (since 2014) (auction house and art-related finance).

Kay Ryan Booth* (67) | Director/Trustee | Since 2013

Principal Occupation(s) During Past 5 Years: Partner of Trinity Private Equity Group (Since September 2014); formerly Managing Director of Cappello Waterfield & Co. LLC (2011- 2014); formerly, Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly, Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly, Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).

Number of Portfolios in Fund Complex† Overseen by Nominee: 107

Other Directorships Held by Nominee**: None.

Robert F. Gunia* (70) | Director/Trustee | PSF Since 2001; GIB Since 2003

Principal Occupation(s) During Past 5 Years: Independent Consultant (Since October 2009); Director of ICI Mutual Insurance Company (June 2016- Present); formerly, Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly, Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly, President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly, Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.

Number of Portfolios in Fund Complex† Overseen by Nominee: 107

Other Directorships Held by Nominee**: Director (Since May 1989) of The Asia-Pacific Fund, Inc.

Thomas T. Mooney* (75) | Director/Trustee & Independent Chair | PSF Since 2001; GIB Since 2003 | Independent Chair Since 2003

Principal Occupation(s) During Past 5 Years: Formerly, Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly, President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly, Deputy Monroe County Executive (1974-1976).

Number of Portfolios in Fund Complex† Overseen by Nominee: 107

Other Directorships Held by Nominee**: None.

Thomas M. O’Brien* (66) | Director/Trustee | Since 2003

Principal Occupation(s) During Past 5 Years: Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January

2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.

Number of Portfolios in Fund Complex† Overseen by Nominee: 107

Other Directorships Held by Nominee**: Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly, Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

Stephen M. Chipman* (56) | See Note 1

Principal Occupation(s) During Past 5 Years: Chief Executive Officer of Radius GGE (USA), Inc. (Since June 2016); formerly, Senior Vice Chairman (December 2014-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.

Number of Portfolios in Fund Complex† to be Overseen by Nominee (if Elected): 107

Other Directorships Held by Nominee**: None.

INTERESTED BOARD MEMBER NOMINEE

Timothy S. Cronin* (51) | Director/Trustee & President | PSF Since 2011; GIB Since 2009

Principal Occupation(s) During Past 5 Years: President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).

Number of Portfolios in Fund Complex† Overseen by Nominee: 107

Other Directorships Held by Nominee**: None.

*	The address of each Nominee is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.
**	Includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.
†	The Fund Complex consists of all investment companies managed by PGIM Investments. The investment companies for which PGIM Investments serves as manager include the Prudential Investments Funds, Target Funds, The Prudential Variable Contract Accounts, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Note 1: Mr. Chipman is not currently a Board Member. He is proposed for election at the Meeting as an Independent Board Member of the Funds. Mr. Chipman will serve as an Independent Board Member of Advanced Series Trust, effective January 1, 2018.

LEADERSHIP STRUCTURE AND QUALIFICATIONS OF NOMINEES

The Board is responsible for oversight of each Fund and its Portfolios. Each Fund has engaged the Manager to manage each Fund and its Portfolios on a day-to-day basis. The Board oversees the Manager and certain other principal service providers in the operations of each Fund. The Board is currently composed of eleven members, eight of whom are Independent Board Members. The Board meets in-person at regularly scheduled meetings throughout the year. In addition, the Board Members may meet in-person or by telephone at special meetings or on an informal basis at other times. During each Fund’s most recently completed fiscal year, the Board met 23 times, including regularly scheduled meetings and special meetings. The Board has established four standing committees—Audit, Compliance, Governance, and Investment Review and Risk—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The four standing committees of the Board met, in the aggregate, 17 times during each Fund’s most recently completed fiscal year. The Independent Board Members have also engaged independent legal counsel to assist them in fulfilling their responsibilities.

The Board is chaired by an Independent Board Member. As Chair, this Independent Board Member leads the Board in its activities. Also, the Chair acts as a member or an ex-officio member of each standing committee and any ad hoc committee of the Board. The Board Members have determined that the Board’s leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between each Fund, on the one hand, and the Manager, the subadviser(s) and certain other principal service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.

The Board has concluded that, based on each Board Member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members, each Board Member should serve as a Board Member. Among other attributes common to all Board Members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to each Fund, and to exercise reasonable business judgment in the performance of their duties as Board Members. In addition, the Board has taken into account the actual service and commitment of the Board Members during their tenure in concluding that each should continue to serve. A Board Member’s ability to perform his or her duties effectively may have been attained through a Board Member’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board Member of each Fund, other funds in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each Board Member that led the Board to conclude that he or she should serve as a Board Member.

Susan Davenport Austin. Ms. Austin currently serves as Senior Managing Director of Brock Capital. In addition to her experience in senior leadership positions with private companies, Ms. Austin has more than 10 years of experience in the investment banking industry, and has experience serving on boards of other public companies and non-profit entities.

Sherry S. Barrat. Ms. Barrat has more than 35 years of experience in senior leadership positions in the financial services and banking industries. In addition, Ms. Barrat has over 10 years of experience serving on boards of other public companies and non-profit entities.

Jessica M. Bibliowicz. Ms. Bibliowicz has more than 25 years of experience in senior leadership positions in the financial services and investment management industries. In addition, Ms. Bibliowicz also has experience in serving on the boards of other public companies, investment companies, and non-profit organizations.

Kay Ryan Booth. Ms. Booth has more than 35 years of experience in senior leadership positions in the investment management and investment banking industries. Ms. Booth is currently a Partner of Trinity Private Equity Group. In addition to her experience in senior leadership positions with private companies, Ms. Booth has experience serving on the boards of other entities.

Robert F. Gunia. Mr. Gunia has served for more than 10 years as a Board Member of mutual funds advised by the Manager or its predecessors. In addition, Mr. Gunia served in senior leadership positions for more than 28 years with the Manager and its affiliates and predecessors.

Thomas T. Mooney. Mr. Mooney has served for more than 10 years as a Board Member of mutual funds advised by the Manager or its predecessors, including some or all of the following funds: Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., and/or other mutual funds advised by the Manager or its predecessors. Mr. Mooney has more than 30 years of experience in senior leadership positions with municipal organizations and other companies and has experience serving on the boards of other entities.

Thomas M. O’Brien. Mr. O’Brien has served for more than 10 years as a Board Member of mutual funds advised by the Manager or its predecessors, including some or all of the following funds: Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., and/or other mutual funds advised by the Manager or its predecessors. Mr. O’Brien has more than 25 years of experience in senior leadership positions in the banking industry, and has experience serving on the boards of other entities.

Stephen M. Chipman. Mr. Chipman has 34 years of experience with a public accounting firm, serving in various senior leadership positions in Europe, North America and Asia. Mr. Chipman also has experience serving on the boards of other entities.

Timothy S. Cronin. Mr. Cronin, an Interested Board Member of the Funds and other funds advised by the Manager since 2009, served as Vice President of each Fund and other funds advised by the Manager from 2009-2015, as President of the Funds and other funds advised by the Manager since 2015, and has held senior positions with Prudential Financial, Inc. (“Prudential Financial”) (and American Skandia, which was purchased by Prudential Financial) since 1998.

Specific details about each Board Member’s professional experience is set forth in their professional biographies, which appear above.

Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of each Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Manager, subadvisers, the Funds’ Chief Compliance Officer, the Funds’ independent registered public accounting firm, counsel, and internal auditors of the Manager or its affiliates, as appropriate, regarding risks faced by each Fund and the risk management programs of the Manager and certain service providers. The actual day-to-day risk management with respect to each Fund resides with the Manager and other service providers to each Fund. Although the risk management policies of the Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect each Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of each Fund or the Manager, its affiliates or other service providers.

Selection of Board Member Nominees. The Governance Committee is responsible for considering nominees for Board Members at such times as it considers electing new members to the Board. The Governance Committee may consider recommendations by business and personal contacts of current Board Members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend an individual for nomination should submit his or her recommendation in writing to the Chair of the Board (Thomas T. Mooney) or the Chair of the Governance Committee (Delayne D. Gold), in either case in care of each Fund, at 1 Corporate Drive, Shelton, Connecticut 06484. At a minimum, the recommendation should include: the name, address, and business, educational, and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that each Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Portfolio Shares held by such person and the period for which the Shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial (the parent company of the Manager) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial or its subsidiaries, with registered broker-dealers, or with each Fund’s outside legal counsel may cause a person to be deemed an “interested person.” Before the Governance Committee decides to nominate an individual to the Board, Committee members and other Board Members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Shareholder Communications with the Board. Shareholders of each Fund can communicate directly with the Board by writing to the Chair of the Board, c/o each Fund, 1 Corporate Drive, Shelton, Connecticut 06484. Shareholders can communicate directly with an individual Board Member by writing to that Board Member, c/o each Fund, 1 Corporate Drive, Shelton, Connecticut 06484. Such communications to the Board or individual Board Members are not screened before being delivered to the addressee.

STANDING BOARD COMMITTEES

The Board has established four standing committees in connection with governance of each Fund—Audit, Compliance, Governance, and Investment Review and Risk. Information on the membership of each standing committee and its functions is set forth below.

Audit Committee. The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing each Fund’s independent registered public accounting firm, accounting policies and procedures, and other areas relating to each Fund’s auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to each Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to each Fund, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of each Fund. The scope of the Audit Committee’s responsibilities is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm’s responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee Charter is available at www.prudential.com/variableinsuranceportfolios. The Audit Committee met 4 times during each Fund’s most recently completed fiscal year.

The membership of the Audit Committee is set forth below:

Thomas M. O’Brien (Chair)

Susan Davenport Austin

Delayne Dedrick Gold1

Robert F. Gunia

Thomas T. Mooney (ex-officio)

The firm of KPMG LLP (“KPMG”), 345 Park Avenue, New York, New York 10154 is the independent registered public accounting firm for each Fund. Each Fund’s Audit Committee recommended, and the Board of each Fund (including a majority of the Independent Board Members) approved, the selection of KPMG as each Fund’s independent accountant for the Fund’s current fiscal year. Representatives of KPMG are not expected to be present at the Meeting and will not be available to respond to questions during the Meeting; however, they will have the opportunity to make a statement if they so desire.

Compliance Committee. The Compliance Committee serves as a liaison between the Board and the Funds’ Chief Compliance Officer (“CCO”). The Compliance Committee is responsible for considering, in consultation with the Board’s Chair and outside counsel, any material compliance matters that are identified and reported by the CCO to the Compliance Committee between Board meetings. The Compliance Committee is also responsible for considering, when requested by the CCO, the CCO’s recommendations regarding the materiality of compliance matters to be reported to the Board. The Compliance Committee reviews compliance matters that it determines warrant review between Board meetings. Further, when the CCO wishes to engage an independent third party to perform compliance-related work at the Funds’ expense, the Compliance Committee will evaluate with the CCO which third party to recommend to the Board as well as the appropriate scope of the work. The Compliance Committee Charter is available at www.prudential.com/variableinsuranceportfolios. The Compliance Committee met 4 times during each Fund’s most recently completed fiscal year.

The membership of the Compliance Committee is set forth below:

Robert F. Gunia (Chair)

Sherry S. Barrat

Jessica M. Bibliowicz

Kay Ryan Booth

Thomas M. O’Brien

Thomas T. Mooney (ex-officio)

Governance Committee. The Governance Committee of the Board is responsible for nominating Board Members and making recommendations to the Board concerning Board composition, committee structure and governance, director compensation and expenses, director education, and governance practices. The Board has determined that each member of the Governance Committee is not an “interested person” as defined in the 1940 Act. The Governance Committee Charter is available at www.prudential.com/variableinsuranceportfolios. The Governance Committee met 5 times during each Fund’s most recently completed fiscal year.

The membership of the Governance Committee is set forth below:

Delayne Dedrick Gold (Chair) 1

Susan Davenport Austin

Sherry S. Barrat

Jessica M. Bibliowicz

Kay Ryan Booth

Thomas T. Mooney (ex-officio)

[1]	Ms. Gold has announced her intention to retire from the Board as of December 31, 2017.

Investment Review and Risk Committee (“IRRC”). The IRRC consists of all members of the Board and is chaired by Mr. Mooney, the Chairman of the Board. The Board created the IRRC to help the Board in reviewing certain types of risk, especially those risks related to portfolio investments, the subadvisers for the Portfolios and other related risks. The responsibilities of the IRRC include, but are not limited to: reviewing written materials and reports pertaining to Portfolio performance, investments and risk from subadvisers, the Strategic Investment Review Group (“SIRG”) of PGIM Investments and others; considering presentations from subadvisers, the Manager, SIRG or other service providers on matters relating to Portfolio performance, investments and risk; and periodically reviewing management’s evaluation of various types of risks to the Portfolios. The IRRC met 4 times during each Fund’s most recently completed fiscal year.

During the most recent fiscal year, no incumbent Board Member attended fewer than 75 percent of the total number of Board and committee meetings held during the fiscal year.

SHARE OWNERSHIP

The following tables set forth the dollar range of equity securities beneficially owned by each Nominee in each Portfolio as of December 31, 2016. The tables also include the aggregate dollar range of equity securities beneficially owned by each Nominee in all funds in the Fund Complex as of December 31, 2016. The Governance Committee encourages each Board Member to maintain investments in one or more funds that are equal to the aggregate fees for one year that he or she receives for Board-related service to the funds. Under ordinary circumstances, new Independent Board Members have two years to comply with this policy.

SHARE OWNERSHIP TABLE

BOARD MEMBER NOMINEES

Nominee	Portfolios	Aggregate Dollar Range of Securities in all Registered Investment Companies in Fund Complex* Owned by Nominee
INDEPENDENT BOARD MEMBER NOMINEES
Susan Davenport Austin	None	Over $100,000

Sherry S. Barrat	None	Over $100,000

Jessica M. Bibliowicz	None	Over $100,000

Kay Ryan Booth	None	Over $100,000

Robert F. Gunia	None	Over $100,000

Thomas T. Mooney	None	Over $100,000

Thomas M. O’Brien	None	Over $100,000

Stephen M. Chipman**	None	None
INTERESTED BOARD MEMBER NOMINEE
Timothy S. Cronin	None	Over $100,000

*	The Fund Complex consists of all investment companies managed by PGIM Investments. The investment companies for which PGIM Investments serves as manager include the Prudential Investments Funds, Target Funds, The Prudential Variable Contract Accounts, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

**	Mr. Chipman is not currently a Board Member. He is proposed for election at the Meeting as an Independent Board Member.

Because the Portfolios serve as investment options under variable annuity, life or other insurance contracts or policies, federal tax law prohibits the sale of Portfolio Shares directly to individuals, including the Board Member Nominees. Individuals, including a Board Member Nominee, may, however, have an interest in a Portfolio if he or she purchases a variable contract and selects the Portfolio as an investment option.

None of the Independent Board Member Nominees, or any member of his/her immediate family, owned beneficially or of record any securities in PGIM Investments, PIMS or any subadviser of a Portfolio or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with PGIM Investments, PIMS or any subadviser of a Portfolio as of December 31, 2016.

Information concerning Fund officers is set forth in Exhibit B.

BOARD MEMBER COMPENSATION

As of January 1, 2017, each Independent Board Member receives an annual retainer of $280,000 from all funds in the Fund Complex in the aggregate. The Independent Board Member who serves as the Chair of each Fund’s Board receives an additional annual aggregate fee of $150,000. In addition, Independent Board Members who are members of a Fund’s Audit Committee receive an annual aggregate fee of $25,000 for their service on the Committee, except that the Chair of the Audit Committee receives an annual aggregate fee of $50,000. Independent Board Members who are members of the Governance Committee receive an aggregate annual fee of $25,000 for their service on the Committee, except that the Chair of the Governance Committee receives an annual aggregate fee of $50,000. Independent Board Members who are members of the Compliance Committee receive an aggregate annual fee of $25,000 for their service on the Committee, except that the Chair of the Compliance Committee receives an annual aggregate fee of $50,000. Independent Board Members who are members of the Investment Review and Risk Committee annually receive an additional $25,000. An ex-officio member of a committee does not receive an annual retainer for the committee of which they are a member.

Prior to January 1, 2017, the annual retainer for each Independent Board Member was $230,000. The Independent Board Member who served as the Chair of each Fund’s Board received an additional annual aggregate fee of $85,000. Independent Board Members who were members of a Fund’s Audit Committee received an annual aggregate fee of $20,000 for their service on the Committee, except that the Chair of the Audit Committee received an annual aggregate fee of $50,000. Independent Board Members who were members of the Governance Committee received an aggregate annual fee of $20,000 for their service on the Committee, except that the Chair of the Governance Committee received an annual aggregate fee of $50,000. Independent Board Members who were members of the Compliance Committee received an annual aggregate fee of $20,000 for their service on the Committee, except that the Chair of the Compliance Committee received an annual aggregate fee of $50,000. Independent Board Members who were members of the Investment Review and Risk Committee annually received an additional $20,000.

Independent Board Members receive reimbursement for any expenses incurred in attending meetings and for other incidental expenses. Board fees are reviewed periodically by each Fund’s Board.

Interested Board Members currently do not receive any compensation from the Funds or the Fund Complex, and do not receive any pension or retirement benefits for their service as Board Members.

Set forth below is information describing the aggregate compensation paid by each Fund for each Fund’s most recently completed fiscal year and by the Fund Complex for the calendar year ended December 31, 2016 to each of the Independent Board Members for his/her services. Mr. Chipman did not receive any compensation from the Funds or the Fund Complex during these periods. Aggregate compensation numbers shown are for the calendar year ended December 31, 2016, the last full calendar year for which aggregate compensation numbers are available. We do not expect a material difference in the aggregate compensation figures for the calendar year ending December 31, 2017, although the aggregate compensation figures for the calendar year ending December 31, 2017 will reflect an increase in the annual retainer which became effective as of January 1, 2017.

COMPENSATION PAID TO CURRENT

INDEPENDENT BOARD MEMBERS

Nominee	Fund	Calendar Year(1) Compensation Paid by Fund	Calendar Year Aggregate Compensation Paid by Fund & Fund Complex(2)
Susan Davenport Austin	PSF	$45,210	$332,250 (3/112)(3)
	GIB	$1,360
Sherry S. Barrat	PSF	$45,210	$332,250 (3/112)(3)
	GIB	$1,360
Jessica M. Bibliowicz	PSF	$45,210	$332,250 (3/112)(3)
	GIB	$1,360
Kay Ryan Booth	PSF	$45,210	$332,250 (3/112)(3)
	GIB	$1,360
Robert F. Gunia	PSF	$48,390	$357,250 (3/112)(3)
	GIB	$1,370
Thomas T. Mooney	PSF	$55,960	$417,250 (3/112)(3)
	GIB	$1,440
Thomas M. O’Brien	PSF	$48,390	$357,250 (3/112)(3)
	GIB	$1,370

(1)	Each Fund’s fiscal year is the same as the calendar year.

(2)	Although this column shows the total amount paid to Independent Board Members from the PGIM Investments-managed funds during the most recently completed calendar year, such compensation was deferred at the request of certain Independent Board Members, in total, or in part, under the Funds’ deferred fee agreement. Under the Funds’ deferred fee agreement, certain Independent Board Members have elected to defer all or part of their total compensation. The total amount of deferred compensation accrued during the calendar year ended December 31, 2016, including investment results during the year on cumulative deferred fees, amounted to $15,639, $18,521, and $204,087 for Messrs. Gunia, Mooney, and O’Brien, respectively.

(3)	Compensation relates to funds that were in existence for any period during 2016. Figures in parentheses indicate the number of funds in Fund Complex (including the Portfolios) to which aggregate compensation relates. The number of funds represent those in existence as of December 31, 2016, and excludes funds that have merged or liquidated during 2016. Additionally, the number of funds/portfolios includes those which were approved as of December 31, 2016; however, certain of those funds may have commenced operations after that date. No compensation is paid out from such funds.

AUDIT FEES

The following aggregate fees were billed by KPMG for professional services rendered for the audit of the annual financial statements of each Portfolio for each of their two most recently completed fiscal years as indicated below:

Fund	Fiscal Year-End	Aggregate Fees	Fiscal Year-End	Aggregate Fees
PSF Conservative Balanced Portfolio	12/31/2016	$51,546	12/31/2015	$48,227
PSF Diversified Bond Portfolio	12/31/2016	$57,492	12/31/2015	$52,327
PSF Equity Portfolio	12/31/2016	$31,305	12/31/2015	$30,577
PSF Flexible Managed Portfolio	12/31/2016	$48,621	12/31/2015	$46,227
PSF Global Portfolio	12/31/2016	$28,072	12/31/2015	$32,027
PSF Government Income Portfolio	12/31/2016	$36,228	12/31/2015	$38,127
PSF Government Money Market Portfolio	12/31/2016	$23,846	12/31/2015	$28,098
PSF High Yield Bond Portfolio	12/31/2016	$46,792	12/31/2015	$48,898
PSF Jennison Portfolio	12/31/2016	$27,800	12/31/2015	$31,098
PSF Jennison 20/20 Focus Portfolio	12/31/2016	$23,800	12/31/2015	$28,098
PSF Natural Resources Portfolio	12/31/2016	$30,690	12/31/2015	$33,098
PSF Small Capitalization Stock Portfolio	12/31/2016	$23,800	12/31/2015	$28,098
PSF Stock Index Portfolio	12/31/2016	$24,372	12/31/2015	$28,527
PSF Value Portfolio	12/31/2016	$27,800	12/31/2015	$31,098
PSF SP International Growth Portfolio	12/31/2016	$29,500	12/31/2015	$30,148
PSF SP Prudential U.S. Emerging Growth Portfolio	12/31/2016	$26,900	12/31/2015	$28,098
PSF SP Small-Cap Value Portfolio	12/31/2016	$28,500	12/31/2015	$26,148
Prudential’s Gibraltar Fund, Inc.	12/31/2016	$26,400	12/31/2015	$26,350

AUDIT-RELATED FEES

For each Fund’s two most recent fiscal years, KPMG did not bill any fees related to the performance of the audit or review of financial statements that are not reported above under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

TAX FEES

For each Fund’s two most recent fiscal years, KPMG did not bill any fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, tax distribution and analysis reviews and miscellaneous tax advice.

ALL OTHER FEES

For each Fund’s two most recent fiscal years, KPMG did not bill any fees for products and services provided to the Portfolio other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

The charter of each Audit Committee requires that the Audit Committee approve all audit services and any permitted non-audit services to be provided by KPMG directly to each Fund. Each Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by KPMG to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to each Fund (“Affiliated Service Providers”), provided that the engagement of KPMG relates directly to the operation and financial reporting of the Fund.

The Audit Committee of each Fund has adopted policies and procedures with regard to the pre-approval of services. The Audit Committee is charged with the responsibility to monitor the independence of each Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

For each Fund’s two most recent fiscal years, there were no fees paid for non-audit services to each Fund’s Manager and Affiliated Service Providers for which pre-approval by the Audit Committee was required, or for which pre-approval was not required.

Each Audit Committee has considered whether the provision of non-audit services that were rendered by KPMG to the Manager and Affiliated Service Providers that were not pre-approved is compatible with maintaining KPMG’s independence. All services provided by KPMG to each Fund, the Manager or Affiliated Service Providers that were required to be pre-approved were pre-approved as required.

AUDITOR INDEPENDENCE

The Audit Committee has received certain required communications from KPMG and has discussed with KPMG its independence. In connection with these discussions,

KPMG has informed the Audit Committee that it identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include all of the funds of the Fund Complex, including the Portfolios. KPMG has informed the Audit Committee that it and certain of its covered persons have relationships with one or more lenders who hold, as record owner, more than ten percent of the shares of certain funds of the Fund Complex, which implicates the Loan Rule.

On June 20, 2016, the SEC staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company, et al., No-Action Letter) (the “No-Action Letter”) related to the Loan Rule. In the No-Action Letter, the SEC staff provided assurances that it would not recommend enforcement action against a fund that relied on audit services performed by an accounting firm that was not in compliance with the Loan Rule in certain specified circumstances. In connection with prior independence determinations, KPMG has communicated that, after evaluating the facts and circumstances and the Loan Rule and No-Action Letter, the relationships reported to the Audit Committee had no bearing on its ability to be objective and impartial in the performance of its audits of the Portfolios and that it believes that a reasonable investor, with knowledge of all relevant facts and circumstances, would reach the same conclusion.

In connection with this proxy solicitation, PGIM Investments is making additional inquiries to determine whether any more than ten percent owner of a Portfolio as of the Record Date has discretion to vote at the Meeting while having a covered loan outstanding with KPMG or any of its covered persons. In the event that any such owner is identified, the relevant Portfolio may be ineligible to rely on the No-Action Letter and would need to consult with the SEC staff or take other action to comply with the no-action letter requirements in order to be eligible to continue to utilize KPMG as the Portfolio’s independent registered public accounting firm.

REQUIRED VOTE

Persons nominated as Board Members must receive a plurality of the votes cast for the relevant Fund, which means that the nine (9) Nominees receiving the highest number of affirmative votes cast at the Meeting for each Fund will be elected as long as the votes FOR a Nominee exceed the votes AGAINST that Nominee. Abstentions will have the effect of a vote AGAINST a Nominee.

THE BOARD, INCLUDING ALL OF ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES.

PROPOSAL No. 2

TO APPROVE A POLICY TO PERMIT THE INVESTMENT MANAGER TO ENTER INTO OR MATERIALLY AMEND SUBADVISORY AGREEMENTS WITH WHOLLY-OWNED SUBADVISERS WITHOUT SHAREHOLDER APPROVAL

The Board, including all of the Independent Board Members, has approved, and recommends that shareholders approve, a policy which would permit PGIM Investments to enter into and make material amendments to subadvisory agreements with certain affiliated subadvisers with respect to each Portfolio, with prior Board approval but without obtaining shareholder approval (the “Modified Manager-of-Managers Policy”). Specifically, the Modified Manager-of-Managers Policy would apply to subadvisory agreements with those affiliated subadvisers that are direct or indirect “wholly-owned subsidiaries” (as that term is defined in the 1940 Act) of (1) PGIM Investments, or (2) a sister company of PGIM Investments (that is, a company that is a direct or indirect “wholly-owned subsidiary” of the same company that directly or indirectly owns PGIM Investments). Such subadvisers are referred to herein as “Wholly-Owned Subadvisers.”

Shareholders have previously approved each Portfolio’s operation under a “manager-of-managers” structure pursuant to an existing exemptive order from the SEC. Shareholder approval of the current “manager of managers” structure was received by PSF and GIB in 2001. The existing exemptive order permits PGIM Investments to enter into or amend agreements with subadvisers that are not “affiliated persons” (as defined in the 1940 Act) of PGIM Investments, other than by reason of serving as a subadviser to a fund managed by PGIM Investments (“Non-Affiliated Subadvisers”), with prior Board approval but without obtaining shareholder approval (such relief, the “Existing Relief”). In 2014, each Fund and PGIM Investments filed an application with the SEC for a new exemptive order which would extend the relief to apply to Wholly-Owned Subadvisers as well as Non-Affiliated Subadvisers (the “New Relief”). Under the New Relief, shareholder approval would continue to be required for PGIM Investments to enter into and make material amendments to subadvisory agreements with affiliated subadvisers that are not Wholly-Owned Subsidiaries. Although the SEC granted the New Relief in December 2014, pursuant to the conditions set out in the New Relief, shareholders must approve the Modified Manager-of Managers Policy before the Portfolios can be permitted to rely on the New Relief.

Why Shareholder Approval is Being Sought

Section 15 of the 1940 Act makes it unlawful for any person to act as investment adviser to an investment company, except pursuant to a written contract that has been approved by shareholders. For purposes of Section 15, the term “investment adviser” includes any subadviser to an investment company. Section 15 also requires that an investment advisory agreement provide that it will terminate automatically upon its assignment. As a result, in the absence of exemptive relief, shareholder approval is required in the following circumstances:

•	For the employment by a Portfolio of a new subadviser to replace an existing subadviser;

•	A material change in the terms of a subadvisory agreement; or

•	The continued employment of an existing subadviser on the same terms if there has been or is expected to be an assignment of a subadvisory agreement as a result of a change of control of the subadviser.

The 1940 Act does not require shareholder approval for the termination of a subadvisory agreement if such termination is approved by a fund’s Board of Directors/Trustees, including its independent directors/trustees, although shareholders of the fund may terminate a subadvisory agreement at any time by a vote of a majority of its outstanding voting securities, as defined in the 1940 Act.

In conformity with Section 15 of the 1940 Act, each Portfolio is currently required to obtain shareholder approval of subadvisory agreements with any subadviser that is affiliated with PGIM Investments. As noted above, each Portfolio currently is operating under the Existing Relief, which permits it to enter into and amend, with prior Board approval but without shareholder approval, subadvisory agreements with Non-Affiliated Subadvisers. The Existing Relief does not apply to subadvisory agreements with Wholly-Owned Subadvisers, and as a result, each Portfolio is currently required to obtain shareholder approval of any new subadvisory agreement with Wholly-Owned Subadvisers, as well as with affiliated subadvisers that are not Wholly-Owned Subadvisers.

Shareholders are now being asked to approve the Modified Manager-of-Managers Policy so that the Portfolios may be permitted to rely on the New Relief, under which PGIM Investments would be permitted to select and manage both Non-Affiliated Subadvisers and Wholly-Owned Subadvisers pursuant to similar conditions. If shareholders approve the Modified Manager-of-Managers Policy, PGIM Investments will no longer be required to obtain shareholder approval of subadvisory agreements with Wholly-Owned Subadvisers or material amendments thereto. The kinds of changes to agreements with Wholly-Owned Subadvisers that could be effected without further shareholder approval if the Modified Manager-of-Managers Policy is approved include, but are not limited to: (1) allocating a portion of a Portfolio’s assets to one or more additional subadvisers; (2) continuing a subadvisory agreement where a change in control of the subadviser automatically otherwise causes that agreement to terminate; and (3) replacing an existing subadviser with a new subadviser when PGIM Investments and the Board determine that the new subadviser’s investment philosophy and style, past performance, security selection experience and preferences, personnel, facilities, financial strength, quality of service and client communication are more consistent with the best interests of a Portfolio and its shareholders. Currently, under the Existing Relief, these kinds of changes can be effected without shareholder approval only to agreements with Non-Affiliated Subadvisers.

PGIM Investments believes that the Modified Manager-of-Managers Policy is in the interests of each Portfolio’s shareholders because it will provide PGIM Investments and the Board with maximum flexibility to select, supervise, and evaluate Wholly-Owned Subadvisers without incurring the expense and potential delay of seeking specific shareholder approval, permitting the Portfolios to more quickly and efficiently respond to changes in market conditions and other factors. Currently, to appoint a new Wholly-Owned Subadviser or to amend a subadvisory agreement with a Wholly-Owned Subadviser, each Portfolio must call and hold a meeting of the Portfolio’s shareholders, create and distribute proxy materials, and arrange for the solicitation of voting instructions from shareholders. This process is time-intensive, slow, and costly.

Under the New Relief, PGIM Investments and the Board would be able to act more quickly and with less expense to appoint a Wholly-Owned Subadviser or materially amend an agreement with a Wholly-Owned Subadviser.

Shareholder approval of the Modified Manager-of-Managers Policy will not result in an increase or decrease in the total amount of investment management fees paid by the Portfolios to PGIM Investments. These fees are paid directly by PGIM Investments to the subadvisers out of the investment management fees PGIM Investments receives from each Portfolio, and not by the Portfolios. When engaging subadvisers and entering into subadvisory agreements, PGIM Investments negotiates and will continue to negotiate fees with subadvisers. The fees paid by the Portfolios to PGIM Investments and the fees paid by PGIM Investments to each subadviser are considered by the Board when approving and renewing the investment management and subadvisory agreements with respect to the Portfolios. Any increase in the investment management fee paid to PGIM Investments by the Portfolios would continue to require shareholder approval.

Under the terms of the New Relief, PGIM Investments and the Portfolios would continue to be subject to several conditions imposed by the SEC which are currently applicable under the Existing Relief. The Portfolios would continue to obtain shareholder approval to enter into or materially modify a subadvisory agreement with any subadviser other than a Wholly-Owned Subadviser or a Non-Affiliated Subadviser (i.e., any affiliated subadviser that is not a “wholly-owned subsidiary” as defined by the 1940 Act). In addition, under the conditions of the New Relief, as is the case with the Existing Relief, within 90 days of entering into a new subadvisory arrangement, shareholders would continue to be provided with an information statement that contains information about the subadviser and subadvisory agreement.

In order to rely on the New Relief, as with the Existing Relief, a majority of the Board must consist of Independent Board Members and the nomination of new or additional Independent Board Members must be at the discretion of the then-existing Independent Board Members. The prospectuses of the Portfolios relying on the New Relief must prominently discuss the Modified Manager-of-Managers Policy, including the fact that PGIM Investments has ultimate responsibility (subject to oversight by the Board) to oversee the subadvisers and recommend their hiring, termination, and replacement. PGIM Investments will continue to review each subadviser’s performance on an ongoing basis and be responsible for communicating performance expectations and evaluations to subadvisers and for recommending to the Board whether a subadviser’s contract should be renewed, modified or terminated.

If the Modified Manager-of-Managers Policy is approved by shareholders of a Portfolio, PGIM Investments may determine to rely on the New Relief to seek the termination of a Portfolio’s unaffiliated subadviser and its replacement with a Wholly-Owned Subadviser soon after PGIM Investments obtains the ability to do so. Any such termination and replacement of a subadviser would be subject to Board approval.

If the Modified Manager-of-Managers Policy is not approved by shareholders of a Portfolio, it will not be implemented for that Portfolio and the Portfolio will continue to operate under the currently existing manager-of-managers structure, which requires shareholder approval to enter into or materially amend subadvisory agreements with subadvisers that are not Non-Affiliated Subadvisers, including Wholly-Owned Subadvisers, unless otherwise permitted under the 1940 Act.

REQUIRED VOTE

Approval of Proposal No. 2 will require the affirmative vote of a “majority of the outstanding voting securities” of each Portfolio, as defined in the 1940 Act, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Portfolio, or (ii) 67% or more of the voting securities of the Portfolio present at the Meeting if more than 50% of the Portfolio’s outstanding voting securities are present at the Meeting in person or by proxy. For this purpose, “voting securities” refers to the Shares of each Portfolio. The approval of Proposal No. 2 by the shareholders of a Portfolio is not contingent upon the approval of Proposal No. 2 by the shareholders of any other Portfolio.

THE BOARD, INCLUDING ALL OF ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE MODIFIED MANAGER-OF-MANAGERS POLICY.

PROPOSAL No. 3

TO APPROVE A PROPOSAL TO DESIGNATE EACH PORTFOLIO’S

INVESTMENT OBJECTIVE AS NON-FUNDAMENTAL

The Board, including all of the Independent Board Members, has approved, and recommends that shareholders approve, a proposal which would designate each Portfolio’s investment objective as non-fundamental.

Currently, each Portfolio’s investment objective is either explicitly designated as “fundamental” or may be considered to be “fundamental”. Under the 1940 Act, a “fundamental” policy is any policy of a fund that may be changed only with shareholder approval. The 1940 Act does not require that a fund’s investment objective be designated as fundamental. If Proposal No. 3 is approved by shareholders, the investment objective of each Portfolio would be designated as non-fundamental rather than fundamental.

The Board and PGIM Investments believe that the designation of each Portfolio’s investment objective as non-fundamental will help to facilitate the compliance programs and policies of the Portfolios and enhance the ability of the Board to promptly respond to future investment and market conditions when deemed to be in the best interests of shareholders by avoiding the expense and delay associated with first seeking shareholder approval to change a Portfolio’s investment objective. There is no present intention to change or modify any Portfolio’s investment objective. If Proposal No. 3 is approved, Board approval and appropriate advance written notification to shareholders would continue to be required before any implementation of a change in a Portfolio’s investment objective. In addition, each Portfolio’s registration statement would disclose that the Portfolio’s investment objective is non-fundamental and may be changed by the Board without shareholder approval.

The table below sets out each Portfolio’s current investment objective:

Portfolio	Investment Objective(s)
PSF Conservative Balanced Portfolio	Total investment return consistent with a conservatively managed diversified portfolio.
PSF Diversified Bond Portfolio	A high level of income over a longer term while providing reasonable safety of capital.
PSF Equity Portfolio	Long-term growth of capital.
PSF Flexible Managed Portfolio	Total return consistent with an aggressively managed diversified portfolio.
PSF Global Portfolio	Long-term growth of capital.
PSF Government Income Portfolio	A high level of income over the long term consistent with the preservation of capital.
PSF Government Money Market Portfolio	Maximum current income that is consistent with the stability of capital and the maintenance of liquidity.
PSF High Yield Bond Portfolio	High total return.
PSF Jennison Portfolio	Long-term growth of capital.
PSF Jennison 20/20 Focus Portfolio	Long-term growth of capital.
PSF Natural Resources Portfolio	Long-term growth of capital.

Portfolio	Investment Objective(s)
PSF Small Capitalization Stock Portfolio	Long-term growth of capital.
PSF Stock Index Portfolio	To achieve investment results that generally correspond to the performance of publicly-traded common stocks.
PSF Value Portfolio	Capital appreciation.
PSF SP International Growth Portfolio	Long-term growth of capital.
PSF SP Prudential U.S. Emerging Growth Portfolio	Long-term capital appreciation.
PSF SP Small-Cap Value Portfolio	Long-term growth of capital.
Prudential’s Gibraltar Fund, Inc.	Growth of capital to an extent compatible with a concern for preservation of capital. Current income, if any, is incidental.

If Proposal No. 3 is not approved by shareholders for a Portfolio, shareholder approval would continue to be required to change the investment objective(s) of that Portfolio.

REQUIRED VOTE

Approval of Proposal No. 3 will require the affirmative vote of a “majority of the outstanding voting securities” of each Portfolio, as defined in the 1940 Act, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Portfolio, or (ii) 67% or more of the voting securities of the Portfolio present at the Meeting if more than 50% of the Portfolio’s outstanding voting securities are present at the Meeting in person or by proxy.

For this purpose, “voting securities” refers to the Shares of each Portfolio. The approval of Proposal No. 3 by the shareholders of a Portfolio is not contingent upon the approval of Proposal No. 3 by the shareholders of any other Portfolio.

THE BOARD, INCLUDING ALL OF ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE “FOR” APPROVAL TO DESIGNATE THE PORTFOLIO’S INVESTMENT OBJECTIVE AS NON-FUNDAMENTAL.

VOTING INFORMATION

The following information applies to each Portfolio for which you are entitled to vote.

Voting Rights

Shareholders as of the Record Date are entitled to vote. Contract owners who have allocated account values to Separate Accounts investing in one or more of the Portfolios as of the Record Date may instruct their Insurance Company how to vote the Shares related to their investment. Contract owners should consider themselves shareholders for purposes of these proxy materials. The Record Date is September 22, 2017.

Each whole Share of a Portfolio is entitled to one vote as to each proposal with respect to which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. The table in Exhibit C shows the number of outstanding Shares of each Portfolio as of the Record Date. The table in Exhibit D shows a listing of persons who owned beneficially or of record more than 5% of any class of Shares of a Portfolio as of the Record Date. Together, the Insurance Companies owned of record more than 95% of those Shares.

Required Shareholder Vote

Portfolios for which an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the applicable proposal. Shares in each sub-account of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives no timely voting instructions from Contract owners, or that are attributable to amounts retained by an Insurance Company as surplus or seed money or Shares that are otherwise held by the Insurance Company, will be voted by the Insurance Company either “FOR” or “AGAINST” approval of the proposals, or as an abstention, in the same proportion as the Shares for which Contract owners have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contract owners could determine whether a proposal is approved.

For the election of Board Members under Proposal No. 1, persons nominated as Board Members must receive a plurality of the votes cast for the relevant Funds, which means that the nine (9) Nominees receiving the highest number of affirmative votes cast at the Meeting for each Fund will be elected as long as the votes FOR a Nominee exceed the votes AGAINST that Nominee. Approval of Proposal No. 2 and Proposal No. 3 with respect to a Portfolio each require the affirmative vote of (i) 67% or more of the voting securities of the Portfolio present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities, whichever is less. With respect to Proposal No. 2 and Proposal No. 3, “voting securities” refers to the Shares of a Portfolio.

The shareholders of a Fund will vote together on the approval of Proposal No. 1 with respect to that Fund. The shareholders of a Portfolio will vote on the approval of Proposal No. 2 and Proposal No. 3 with respect to that Portfolio separately from the shareholders of each other Portfolio. In addition, the approval of Proposal No. 2 and Proposal No. 3 by the shareholders of a Portfolio are not contingent upon the approval of Proposal No. 2 or Proposal No. 3 by the shareholders of any other Portfolio.

With respect to Proposal No. 1, the presence, in person or by proxy, of at least one-third of the Shares of PSF or GIB entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting for that Fund. It is expected that the presence at the Meeting of the Insurance Companies will be sufficient to constitute a quorum. If a voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of each Nominee. If a Contract owner abstains from voting as to any matter, the Shares represented by the abstention will be deemed present at the Meeting for purposes of determining a quorum but will not be voted and, therefore, will have no effect on the proposal to elect the Nominees. The approval of one Nominee is not contingent on the approval of the other Nominees.

With respect to each of Proposal No. 2 and Proposal No. 3, the presence, in person or by proxy, of at least one-third of the Shares of a Portfolio entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting with respect to that Portfolio. It is expected that the presence at the Meeting of the Insurance Companies will be sufficient to constitute a quorum. If a voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the Shares in favor of Proposal No. 2 and Proposal No. 3. If a Contract owner abstains from voting as to any matter, the Shares represented by the abstention will be deemed present at the Meeting for purposes of determining a quorum but will not be voted and, therefore, will have the effect of a vote against Proposal No. 2 and Proposal No. 3.

The approval of one proposal is not contingent on the approval of the any other proposal.

To the knowledge of the Funds, as of the Record Date, the executive officers, the current Board Members and the Board Member Nominees, individually and as a group, owned less than 1% of the Shares of each Portfolio and each Fund.

Solicitation of Proxies and Voting Instructions

Solicitation of voting instructions is being made by the Funds primarily by distribution of this notice and proxy statement by mail. In addition to the solicitation of proxies and voting instructions by mail, officers and agents of the Funds and employees of the Manager, and its affiliates, without additional compensation, may solicit proxies and voting instructions in person or by telephone, fax, the Internet, personal interview or other permissible means. In lieu of executing a voting instruction card, you may attend the Meeting in person.

The Funds have retained Broadridge Financial Solutions, Inc. (“Broadridge”) for the purpose of responding to questions and requests for assistance from Contract Owners. Broadridge may also provide services for the solicitation of voting instructions from Contract owners through any of the means described above.

To instruct an Insurance Company as to how to vote the Shares held in its Separate Accounts, Contract owners are asked to promptly complete their voting instructions on the enclosed voting instruction card(s); and sign, date and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contract owners may also provide voting instructions by telephone or over the Internet by following the instructions appearing on their voting instruction card(s).

The number of Shares held in the sub-account of a Separate Account corresponding to a Portfolio for which a Contract owner may provide voting instructions was determined as of the Record Date by dividing (i) the Contract’s account value allocable to that sub-account by (ii) the net asset value of one Share of the corresponding Portfolio. Each whole share is entitled to one vote as to each matter with respect to which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. At any time prior to an Insurance Company’s voting at the Meeting, a Contract owner may revoke his or her voting instructions with respect to a proposal by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or over the Internet, or appearing and providing voting instructions in person at the Meeting.

Proxy Solicitation Costs

The costs of solicitation of shareholder proxies, including printing, postage, voting tabulation and other proxy-related expenses will be shared by the Portfolios and by PGIM Investments and its affiliates. The Portfolios will be responsible for 75% of the costs, and PGIM Investments and/or its affiliates will be responsible for 25% of the costs. With respect to the portion of costs to be borne by the Portfolios, direct costs that can be reasonably attributed to one or more specific Portfolios will be borne by each specific Portfolio; costs that cannot reasonably be attributed to one or more specific Portfolios will be allocated equally among the Portfolios. It is estimated that the total costs and expenses for the solicitation of shareholder proxies will be approximately $1.3 million.

The solicitation of proxies will be made primarily by mail. Because of proportional voting, it is unlikely that a proxy solicitation firm will be utilized to solicit proxies, but if such solicitation is deemed necessary, telephone or oral solicitations may be conducted by regular employees of Broadridge, a proxy solicitation firm retained by each Fund. If Broadridge’s solicitation services are utilized, it is estimated that these services will cost approximately $15,000 (including reimbursements for out-of-pocket expenses), to be borne by the Portfolios and PGIM Investments as described above. The fees and expenses may vary based on a number of factors, including but not limited to the composition of each Portfolio’s shareholder base and voting patterns. Proxies may be recorded pursuant to (i) electronically transmitted instructions or (ii) telephone instructions obtained through procedures reasonably designed to verify that the instructions have been authorized.

Adjournment

If sufficient votes in favor of a proposal are not received by the time scheduled for the Meeting, the officers of the Funds may propose one or more adjournments or postponements of the Meeting to permit further solicitation of voting instructions. The costs of any additional solicitation and any adjourned session will be paid by the Manager and/or its affiliates.

Other Matters

The Funds are not aware of any matters to be presented at the Meeting other than those described in this proxy statement. If other business properly comes before the Meeting, the Insurance Companies will vote thereon in their discretion and in accordance with their best judgment.

The Funds are not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by the Funds’ management. Shareholders will be given notice of any meeting of shareholders not less than ten days, and not more than 90 days (GIB) or 120 days (PSF), before the date of the meeting. In order for a shareholder proposal to be incorporated in the Funds’ proxy statement for a meeting of shareholders, the proposal must be submitted in accordance with the Funds’ governing documents and must be received a reasonable time (generally at least 150 days) before the Funds begin to print and send their proxy materials to shareholders. Any notice of a shareholder proposal that is not submitted in accordance with the Funds’ governing documents or not received by the Funds within a reasonable time before the Funds send their proxy materials relating to a particular meeting will not be considered.

Prompt execution and return of the enclosed voting instruction card(s) is requested. A self-addressed, postage-paid envelope is enclosed for your convenience. If executed but unmarked voting instructions are received, an Insurance Company will vote those unmarked voting instructions in favor of a proposal.

Copies of the Funds’ most recent annual and semi-annual reports, including financial statements, have previously been delivered to shareholders. Shareholders may request additional copies of the Funds’ annual or semi-annual reports, free of charge, by writing to the Funds at 655 Broad Street, Newark, New Jersey 07102 or by calling 800-778-2255.

WE NEED YOUR VOTE. IT IS IMPORTANT THAT YOU EXECUTE AND RETURN ALL OF YOUR VOTING INSTRUCTION CARDS PROMPTLY.

Deborah A. Docs

Secretary

November 6, 2017

INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A	Names and Addresses of the Subadvisers

Exhibit B	Officer Information

Exhibit C	Outstanding Shares

Exhibit D	Five Percent Owner Report

Exhibit A

NAMES AND ADDRESSES OF

THE SUBADVISERS

Portfolios	Subadviser(s)	Address
PSF Conservative Balanced Portfolio	PGIM Fixed Income	655 Broad Street Newark, New Jersey 07102
	QMA	Gateway Center Two 100Mulberry Street Newark, New Jersey 07102
PSF Diversified Bond Portfolio	PGIM Fixed Income	655 Broad Street Newark, New Jersey 07102
PSF Equity Portfolio	Jennison	466 Lexington Avenue New York, New York 10017
PSF Flexible Managed Portfolio	PGIM Fixed Income	655 Broad Street Newark, New Jersey 07102
	QMA	Gateway Center Two 100Mulberry Street Newark, New Jersey 07102
PSF Global Portfolio	William Blair Investment Management, LLC (William Blair)	222West Adams Street Chicago, Illinois 60606
	LSV Asset Management	155 North Wacker Drive 46th Floor Chicago, Illinois 60606
	Brown Advisory, LLC	901 South Bond Street Suite 400 Baltimore, Maryland 21231,
	T. Rowe Price Associates, Inc.	100 East Pratt Street Baltimore, Maryland 21202
	QMA	Gateway Center Two 100Mulberry Street Newark, New Jersey 07102
PSF Government Income Portfolio	PGIM Fixed Income	655 Broad Street Newark, New Jersey 07102
PSF Government Money Market Portfolio	PGIM Fixed Income	655 Broad Street Newark, New Jersey 07102
PSF High Yield Bond Portfolio	PGIM Fixed Income	655 Broad Street Newark, New Jersey 07102
PSF Jennison Portfolio	Jennison	466 Lexington Avenue New York, New York 10017
PSF Jennison 20/20 Portfolio	Jennison	466 Lexington Avenue New York, New York 10017

A-1

Portfolios	Subadviser(s)	Address
PSF Natural Resources Portfolio	Allianz Global Investors U.S. LLC	1633 Broadway New York, New York 10019
PSF Small Capitalization Stock Portfolio	QMA	Gateway Center Two 100Mulberry Street Newark, New Jersey 07102
PSF Stock Index Portfolio	QMA	Gateway Center Two 100Mulberry Street Newark, New Jersey 07102
Value Portfolio	Jennison	466 Lexington Avenue New York, New York 10017
PSF SP International Growth Portfolio	William Blair	222West Adams Street Chicago, Illinois 60606
	Neuberger Berman Investment Advisers LLC	1290 Avenue of the Americas New York, New York 10104
	Jennison	466 Lexington Avenue New York, New York 10017
PSF SP Prudential U.S. Emerging Growth Portfolio	Jennison	466 Lexington Avenue New York, New York 10017
PSF SP Small-Cap Value Portfolio	Goldman Sachs Asset Management, L.P.	200West Street New York, New York 10282-2198
Prudential’s Gibraltar Fund, Inc.	Jennison	466 Lexington Avenue New York, New York 10017

A-2

Exhibit B

OFFICER INFORMATION1

Raymond A. O’Hara* (62) | Chief Legal Officer | Since 2012

Principal Occupation(s) During Past 5 Years: Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Chad A. Earnst* (43) | Chief Compliance Officer | Since 2014

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.

Charles H. Smith* (44) | Anti-Money Laundering Compliance Officer | Since 2016

Principal Occupation(s) During Past 5 Years: Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007—December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998—January 2007).

Edward C. Merrill, IV, CFA* (33) | Vice President | Since 2017

Principal Occupation(s) During Past 5 Years: Vice President of Prudential Annuities (since December 2014); formerly Director of Prudential Annuities (December 2010—December 2014); formerly Manager of Prudential Annuities (August 2009—December 2010); formerly Senior Analyst of Prudential Annuities (October 2008—August 2009)

Deborah A. Docs* (59) | Secretary | Since 2005

Principal Occupation(s) During Past 5 Years: Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and

Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain* (59) | Assistant Secretary | Since 2005

Principal Occupation(s) During Past 5 Years: Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo* (43) | Assistant Secretary | Since 2005

Principal Occupation(s) During Past 5 Years: Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Andrew R. French* (54) | Assistant Secretary | Since 2006

Principal Occupation(s) During Past 5 Years: Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Kathleen DeNicholas* (43) | Assistant Secretary | Since 2013

Principal Occupation(s) During Past 5 Years: Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).

M. Sadiq Peshimam* (53) | Treasurer and Principal Financial & Accounting Officer | Since 2006

Principal Occupation(s) During Past 5 Years: Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014)

Peter Parrella* (59) | Assistant Treasurer | Since 2007

Principal Occupation(s) During Past 5 Years: Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Lana Lomuti* (51) | Assistant Treasurer | Since 2014

Principal Occupation(s) During Past 5 Years: Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.

Linda McMullin* (56) | Assistant Treasurer | Since 2014

Principal Occupation(s) During Past 5 Years: Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.

Alina Srodecka, CFA* (51) | Assistant Treasurer | Since 2017

Principal Occupation(s) During Past 5 Years: Vice President of Tax at Prudential Financial (Since August 2007); formerly Director of Tax at MetLife (January 2003—May 2006); formerly Tax Manager at Deloitte & Touché (October 1997—January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994—May 1997)

[1]	Excludes Mr. Cronin, an interested Board Member who also serves as President. Biographical and other information with respect to Mr. Cronin appears in Proposal No. 1.

Exhibit C

OUTSTANDING SHARES

The following table sets forth number of outstanding Shares of each Portfolio as of the Record Date.

Fund	Shares Outstanding
PSF Conservative Balanced
PSF Diversified Bond
PSF Equity–Class I
PSF Equity–Class II
PSF Flexible Managed
PSF Global
PSF Government Income
PSF High Yield Bond
PSF Jennison–Class I
PSF Jennison–Class II
PSF Jennison 20/20 Focus–Class I
PSF Jennison 20/20 Focus–Class II
PSF Money Market
PSF Natural Resources–Class I
PSF Natural Resources–Class II
PSF Small Capitalization Stock
PSF Stock Index
PSF Value–Class I
PSF Value–Class II
PSF SP International Growth–Class I
PSF SP International Growth–Class II
PSF SP Prudential U.S. Emerging Growth–Class I
PSF SP Prudential U.S. Emerging Growth–Class II
PSF SP Small-Cap Value
Prudential’s Gibraltar Fund, Inc.

C-1

Exhibit D

FIVE PERCENT OWNER REPORT

The following table sets forth information regarding the shareholders who owned beneficially or of record 5% or more of the outstanding Shares of a Portfolio as of the Record Date. A shareholder who owns beneficially, directly or indirectly, more than 25% of a Portfolio’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) that Portfolio.

Fund: PSF Conservative Balanced

Shareholder Name: [                    ]| Registration: [                    ] | Share Class: I | Shares /Percentage: [                    ]

Fund: PSF Diversified Bond

Shareholder Name: [                    ]| Registration: [                    ]| Share Class: I | Shares / Percentage: [                    ]

Fund: PSF Equity

Shareholder Name: [                    ]| Registration: [                    ]| Share Class: I | Shares / Percentage: [                    ]

Shareholder Name: [                    ]| Registration: [                    ]| Share Class: II | Shares / Percentage: [                    ]

Fund: PSF Flexible Managed

Shareholder Name: [                    ]| Registration: [                    ]| Share Class: I | Shares / Percentage: [                    ]

Fund: PSF Global

Shareholder Name: [                    ]| Registration: [                    ]| Share Class: I | Shares / Percentage: [                    ]

Fund: PSF Government Income

Shareholder Name: [                    ]| Registration: [                    ]| Share Class: I | Shares / Percentage: [                    ]

Fund: PSF Government Money Market

Shareholder Name: [                    ]| Registration: [                    ]| Share Class: I | Shares / Percentage: [                    ]

Fund: PSF High Yield Bond

Shareholder Name: [                    ]| Registration: [                    ]| Share Class: I | Shares / Percentage: [                    ]

Fund: PSF Jennison

Shareholder Name: [                    ]| Registration: [                    ]| Share Class: I | Shares / Percentage: [                    ]

Shareholder Name: [                    ]| Registration: [                    ]| Share Class: II | Shares / Percentage: [                    ]

Fund: PSF Jennison 20/20 Focus

Shareholder Name: [                    ]| Registration: [                    ]| Share Class: I | Shares / Percentage: [                    ]

Shareholder Name: [                    ]| Registration: [                    ]| Share Class: II | Shares / Percentage: [                    ]

Fund: PSF Natural Resources

Shareholder Name: [                    ]| Registration: [                    ]| Share Class: I | Shares / Percentage: [                    ]

Shareholder Name: [                    ]| Registration: [                    ]| Share Class: II | Shares / Percentage: [                    ]

Fund: PSF Small Capitalization Stock

Shareholder Name: [                    ]| Registration: [                    ]| Share Class: I | Shares / Percentage: [                    ]

Fund: PSF Stock Index

Shareholder Name: [                    ]| Registration: [                    ]| Share Class: I | Shares / Percentage: [                    ]

Fund: PSF Value

Shareholder Name: [                    ]| Registration: [                    ]| Share Class: I | Shares / Percentage: [                    ]

Shareholder Name: [            ] | Registration: [            ] | Share Class: II | Shares / Percentage: [            ]

Fund: PSF SP International Growth

Shareholder Name: [            ] | Registration: [            ] | Share Class: I | Shares / Percentage: [            ]

Shareholder Name: [            ] | Registration: [            ] | Share Class: II | Shares / Percentage: [            ]

Fund: PSF SP Prudential U.S. Emerging Growth

Shareholder Name: [            ] | Registration: [            ] | Share Class: I | Shares / Percentage: [            ]

Shareholder Name: [            ] | Registration: [            ] | Share Class: II | Shares / Percentage: [            ]

Fund: PSF SP Small-Cap Value

Shareholder Name: [            ] | Registration: [            ] | Share Class: I | Shares / Percentage: [            ]

Fund: Prudential’s Gibraltar Fund, Inc.

Shareholder Name: [            ] | Shares / Percentage:

Shareholder Name: [            ] | Shares / Percentage:

[INSURANCE COMPANY NAME PRINTS HERE]

655 BROAD STREET

NEWARK, NEW JERSEY 07102

VOTING INSTRUCTION CARD

SPECIAL JOINT MEETING OF SHAREHOLDERS (MEETING)

December 14, 2017, 10:00 a.m.

VOTING INSTRUCTIONS ARE HEREBY SOLICITED BY THE ABOVE-REFERENCED INSURANCE COMPANIES (EACH, AN “INSURANCE COMPANY”, AND COLLECITVELY, THE “INSURANCE COMPANIES”) AND THE BOARDS OF TRUSTEES/DIRECTORS OF THE PRUDENTIAL SERIES FUND (“PSF”) AND PRUDENTIAL’S GIBRALTAR FUND, INC. (“GIB”), AS APPLICABLE (EACH A “FUND” AND TOGETHER, THE “FUNDS”). GIB AND EACH SERIES OF PSF IS REFERRED TO AS A “PORTFOLIO” AND THEY ARE REFERRED TO COLLECTIVELY AS THE “PORTFOLIOS.” IN CONNECTION WITH THE JOINT SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS TO BE HELD ON DECEMBER 14, 2017 at 10:00 A.M. EASTERN TIME, OR ANY ADJOURNMENTS THEREOF, AT THE OFFICES OF PGIM INVESTMENTS LLC, 655 BROAD STREET — 17TH FLOOR, NEWARK, NEW JERSEY 07102.

The undersigned hereby instructs the Insurance Company to vote the Insurance Company shares to which I (we) the undersigned am (are) entitled to give instructions as indicated on the reverse side. Every properly signed voting instruction card will be voted in the manner specified hereon and, in the absence of specification, will be voted FOR each Proposal. If you do not respond, the Insurance Company will vote all shares attributable to your contract in proportion to the voting instructions actually received from contract owners. Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

TO VOTE BY TELEPHONE

1)	Read the Proxy Statement and have the voting instruction card below at hand.

2)	Call 1-800-690-6903

3)	Enter the control number set forth on the voting instruction card and follow the simple instructions.

TO VOTE BY INTERNET

1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Go to Website www.proxyvote.com

3)	Enter the control number set forth on the voting instruction card and follow the simple instructions.

TO VOTE BY MAIL

1)	Read the Proxy Statement.

2)	Check the appropriate boxes on the voting instruction card below.

3)	Sign and date the voting instruction card.

4)	Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

                                 PORTFOLIO

THE BOARDS OF TRUSTEES/DIRECTORS OF THE FUNDS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES AND EACH OF THE PROPOSALS

Proposal No. 1

To elect nine Trustees/Directors.

Nominees:

01) Susan Davenport Austin

02) Sherry S. Barrat

03) Jessica M. Bibliowicz

04) Kay Ryan Booth

05) Robert F. Gunia

06) Thomas T. Mooney

07) Thomas M. O’Brien

08) Timothy S. Cronin

09) Stephen M. Chipman

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	TO WITHHOLD AUTHORITY TO VOTE, MARK “FOR ALL EXCEPT” AND WRITE THE NOMINEE’S NUMBER ON THE LINE BELOW.
☐	☐	☐

Proposal No. 2

To approve a policy to permit the investment manager of the Fund to enter into, or make material changes to, subadvisory agreements with subadvisers that are wholly-owned subsidiaries without shareholder approval.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal No. 3

To approve a proposal to designate the Portfolio’s investment objective as a non-fundamental policy of the Portfolio.

FOR	AGAINST	ABSTAIN
☐	☐	☐

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Please be sure to sign and date this Voting Instruction Form.

SIGNATURE (PLEASE SIGN WITHIN BOX)	DATE

SIGNATURE (JOINT OWNERS)	DATE